SUPPLEMENT DATED APRIL 30, 2021
To the following variable annuity prospectus dated April 30, 2021:
ALLIANZ ALTERITYSM

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Alterity – Fee Tables - Examples, page 12

In the second paragraph of this section we are replacing the text “Variable Not Found” with the following:
A Business Day is each day the New York Stock Exchange is open for trading and it ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

PRO-004-0421
(ALT-020PP)